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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 26, 2000
                   (Date of Report - earliest event reported)

                          Corsair Communications, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                               000-25356                     77-0390406
(State or other jurisdiction          (Commission                    (I.R.S. Employer
of incorporation)                     File Number)                   Identification No.)

3408 Hillview Avenue, Palo Alto, California                          94304
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (650) 842-3300



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ITEM 5. OTHER EVENTS.

       On October 26, 2000, we, Lightbridge, Inc. and a wholly owned subsidiary of Lightbridge entered into an agreement and plan of reorganization. The agreement provides for the acquisition of our company by Lightbridge by means of a merger of our company with and into a wholly owned subsidiary of Lightbridge. In connection with the merger, each outstanding share of our common stock will be converted into the right to receive 0.5978 shares of common stock of Lightbridge. Lightbridge's common stock is traded through The Nasdaq Stock Market. We can not assure you that the merger will be completed.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c). Exhibits.

99.1 Joint Press Release, dated October 26, 2000, of Corsair and Lightbridge.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORSAIR COMMUNICATIONS, INC.



Date: October 26, 2000                         /s/ Thomas C. Meyer
                                        ----------------------------------------
                                        By:    Thomas C. Meyer, President and
                                               Chief Executive Officer



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                                  EXHIBIT INDEX

99.1 Joint Press Release, dated October 26, 2000, of Corsair and Lightbridge.



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